SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 30, 2007
Date of Report (Date of Earliest Event Reported)
SEQUOIA MORTGAGE TRUST 2007-1
(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2007-1)
RWT HOLDINGS, INC.
(Sponsor and Seller)
RWT HOLDINGS, INC.
(Exact Name of Sponsor/Seller as Specified in Its Charter)
SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2007-1,
Mortgage Pass-Through Certificates)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-132123-03	35-2170972

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330
Mill Valley, CA 94941
(Address of Principal Executive Offices)
(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 1.01      Entry Into a Material Definitive Agreement
                      On March 1, 2007, Sequoia Residential Funding, Inc. (the “Depositor”), HSBC Bank USA, National Association (the “Trustee”), and Wells Fargo Bank, N. A. (the “Master Servicer” and “Securities Administrator”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), pursuant to which the Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates (the “Certificates”) in the approximate aggregate principal amount of $879,039,100 were issued. Certain Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated, as underwriters, pursuant to the Underwriting Agreement dated March 29, 2007 (the “Underwriting Agreement”). In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. (“RWT”) and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated March 1, 2007 (the “Mortgage Loan Purchase and Sale Agreement”), pursuant to which RWT conveyed to the Depositor as of the closing on March 30, 2007, all of its interest in the Mortgage Loans. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the Mortgage Loans, on behalf of the Issuing Entity. The Mortgage Loans are being serviced pursuant to existing servicing agreements between RWT and each of ABN AMRO Mortgage Group, Inc., Morgan Stanley Credit Corporation, GMAC Mortgage LLC, GreenPoint Mortgage Funding, Inc. and Bank of America, N.A., respectively, as servicer. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 10.1. The Underwriting Agreement is attached hereto as Exhibit 10.2. The Mortgage Loan Purchase and Sale Agreement is attached hereto as Exhibit 10.3. The Custody Agreement with Wells Fargo Bank, N.A. as Custodian is attached hereto as Exhibit 10.4. The servicing agreement between RWT and ABN AMRO Mortgage Group, Inc. is annexed hereto as Exhibit 10.5. The servicing agreement between RWT and Morgan Stanley Credit Corporation is annexed hereto as Exhibit 10.6. The servicing agreement between RWT and GMAC Mortgage LLC is annexed hereto as Exhibit 10.7. The servicing agreement between RWT and GreenPoint Mortgage Funding, Inc. is annexed hereto as Exhibit 10.8. The servicing agreement between RWT and Bank of America, N.A. is annexed hereto as Exhibit 10.9. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.1. The Opinion as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.2. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.
Item 9.01(d).      Financial Statements and Exhibits
10.1	Pooling and Servicing Agreement dated as of March 1, 2007, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

10.2	Underwriting Agreement dated March 29, 2007, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated.

10.3	Mortgage Loan Purchase and Sale Agreement dated as of March 1, 2007, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.

10.4	Custody Agreement dated as of March 1, 2007, among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

10.5	Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 between RWT and ABN AMRO Mortgage Group, Inc., as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and ABNAMRO Mortgage Group, Inc.

10.6	Master Servicing Agreement between RWT and Morgan Stanley Credit Corporation, with Redwood Trust as Guarantor, dated November 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Morgan Stanley Credit Corporation.

10.7	Loan Servicing Agreement, dated as of February 1, 2004, between RWT and GMAC Mortgage, LLC, as amended by the Regulation AB Compliance Addendum dated as of January 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GMAC Mortgage LLC.

10.8	Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of January 1, 2006 between RWT and GreenPoint Mortgage Funding, Inc, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GreenPoint Mortgage Funding, Inc.

10.9	Flow Mortgage Loan Sale and Servicing Agreement, dated July 1, 2006, by and between Bank of America, National Association, and RWT, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Bank of America, N.A.

99.1	Opinion of Chapman and Cutler LLP, dated March 30, 2007, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates.

99.2	Opinion of Tobin & Tobin, dated March 30, 2007, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: April 5, 2007

SEQUOIA RESIDENTIAL FUNDING, INC.
By:	/s/ Martin S. Hughes
Martin S. Hughes
Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit Number

10.1	Pooling and Servicing Agreement dated as of March 1, 2007, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

10.2	Underwriting Agreement dated March 29, 2007, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Greenwich Capital Markets, Inc. and Morgan Stanley & Co. Incorporated.

10.3	Mortgage Loan Purchase and Sale Agreement dated as of March 1, 2007, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.

10.4	Custody Agreement dated as of March 1, 2007, among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

10.5	Master Mortgage Loan Sale & Servicing Agreement, dated as of July 1, 2006 between RWT and ABN AMRO Mortgage Group, Inc., as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, ABNAMRO Mortgage Group, Inc.

10.6	Master Servicing Agreement between RWT and Morgan Stanley Credit Corporation, with Redwood Trust as Guarantor, dated November 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Morgan Stanley Credit Corporation.

10.7	Loan Servicing Agreement, dated as of February 1, 2004, between RWT and GMAC Mortgage, LLC, as amended by the Regulation AB Compliance Addendum dated as of January 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GMAC Mortgage LLC.

10.8	Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of January 1, 2006 between RWT and GreenPoint Mortgage Funding, Inc, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GreenPoint Mortgage Funding, Inc.

10.9	Flow Mortgage Loan Sale and Servicing Agreement, dated July 1, 2006, by and between Bank of America, National Association, and RWT, as modified by the Assignment, Assumption and Recognition Agreement dated March 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Bank of America, N.A.

99.1	Opinion of Chapman and Cutler LLP, dated March 30, 2007, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates.

99.2	Opinion of Tobin & Tobin, dated March 30, 2007, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2007-1 Mortgage Pass-Through Certificates.